SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

       Date of Report (date of earliest event reported) April 28, 2003

                         Premier Financial Bancorp, Inc.
             (Exact name of registrant as specified in its charter)
            --------------------------------------------------------

          Kentucky                0-20908                 61-1206757
   ---------------------   ---------------------   ------------------------
   (State or other juris-  (Commission File No.)    (IRS Employer Identi-
   diction of corporation)                                fication No.)


                               2883 Fifth Avenue
                        Huntington, West Virginia 25702
        --------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (304) 525-1600
                              ---------------------

                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.  Regulation FD Disclosure

     The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

     On April 28, 2003, Premier Financial Bancorp, Inc. (Premier) issued a news release announcing first quarter 2003 earnings of $353,000.


Exhibits:

     Exhibit 99.1 - Press Release dated April 28, 2003.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PREMIER FINANCIAL BANCORP, INC.
                                  -------------------------------
                                           (Registrant)


                                   /s/ Brien M. Chase
                                  -----------------------------------
Date: April 30, 2003                Brien M. Chase, Vice President
                                     and Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit Number                     Description
    --------------                     -------------------------------------
        99.1                           Press Release dated April 28, 2003,
                                        captioned "Premier Financial Bancorp,
                                        Inc. Reports First Quarter 2003
                                        Earnings".